SUPPLEMENT DATED FEBRUARY 11, 2000

                                TO THE PROSPECTUS
                             DATED FEBRUARY 1, 2000
                         AND AMENDED ON FEBRUARY 9, 2000

                                       OF

                           STOCKCAR STOCKS INDEX FUND
                                  (the "Fund")

                  A Series of StockCar Stocks Mutual Fund, Inc.
                                 (the "Company")
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28117
                                  800-494-2755

ALL SHAREHOLDERS AND POTENTIAL SHAREHOLDERS OF THE FUND ARE HEREBY NOTIFIED OF THE FOLLOWING:

On February 7, 2000, the Board of Directors of the Company met and voted:

1. to approve an investment advisory agreement for the Fund with a new investment adviser, Conseco Capital Management, Inc.;

2.   to approve a new Plan of Distribution Pursuant to Rule 12b-1 for the Fund;

3.   to Approve Amended and Restated Articles of Incorporation for the Company;

4.   to nominate six new persons to serve as Directors of the Company; and

5. to appoint PricewaterhouseCoopers, LLP as the Fund's independent auditors for the Fund's fiscal year ending September 30, 2000.

Each action of the Board described above requires the approval of the shareholders of the Fund before it can take effect. Accordingly, the Board of Directors has voted to call a meeting of all shareholders of the Fund to be held on April 12, 2000. The Company filed a Preliminary Proxy Statement with the Securities and Exchange Commission on February 11, 2000 and will mail the Definitive Proxy Statement to all shareholders of the Fund entitled to vote on these matters on or about February 21, 2000.

Information concerning each of the actions described above is contained in the proxy, along with the Board's reasons for having taken such actions. To receive a copy of the Proxy, call the Fund toll-free at 800-494-2755, and one will be mailed to you.